UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 21, 2007

RCM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10245	95-1480559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (856) 486-1777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☒   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 8.01.                                          Other Events.

On August 21, 2007, RCM Technologies, Inc. (the “Registrant”) issued a press release announcing its proposal to combine with Computer Task Group, Inc. in a merger in which the consideration would consist in part of cash and in part of the Registrant’s common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also attached as Exhibits 99.2 and 99.3, respectively, are letters from the Registrant to Computer Task Group, Inc. dated June 25, 2007 and July 25, 2007.  These letters are referred to in the August 21, 2007 press release.

Item 9.01.              Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release by the Registrant, dated August 21, 2007.
99.2	Letter from the Registrant to Computer Task Group, Inc. dated June 25, 2007.
99.3	Letter from the Registrant to Computer Task Group, Inc. dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Stanton Remer
Stanton Remer
Chief Financial Officer, Treasurer and Secretary

Dated: August 21, 2007

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release by the Registrant, dated August 21, 2007.
99.2	Letter from the Registrant to Computer Task Group, Inc. dated June 25, 2007.
99.3	Letter from the Registrant to Computer Task Group, Inc. dated July 25, 2007.